UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Effective December 1, 2017, the Board of Directors (“Board”) of Enphase Energy, Inc. (“Enphase”) appointed David A. Ranhoff as Enphase’s Vice President and Chief Commercial Officer. In connection with his appointment as Chief Commercial Officer, Mr. Ranhoff and the Company entered into an offer letter, effective as of December 1, 2017.

Prior to joining Enphase, Mr. Ranhoff, 62, was president and CEO of the Solar Materials group at CGL, and served in a similar capacity at SunEdison from July 2013 until the acquisition of that business by CGL in 2017. He previously served as a senior vice president of sales and marketing for both the solar materials and semiconductor divisions at SunEdison, after its July 2010 acquisition of Solaicx, where he was president and CEO for four years. Prior to Solaicx, Mr. Ranhoff spent 20 years at Credence Systems, a public semiconductor capital equipment company, serving as its president and CEO for the last two of those years. Mr. Ranhoff received his Bachelor of Science degree in electrical engineering from Northeastern University and attended the Stanford Executive Program.

Under the terms of his offer letter, Mr. Ranhoff will receive an annual base salary of $400,000, with a target bonus opportunity of 75% of his base salary, pro-rated for the remainder of 2017. Mr. Ranhoff will also receive a grant of 1,000,000 restricted stock units (RSUs). The RSU grant will vest over 4 years, based on Mr. Ranhoff’s continued service with Enphase. In addition, the Compensation Committee of the Board of Directors has designated Mr. Ranhoff as a Tier I Participant in Enphase’s Severance and Change in Control Benefit Plan, previously filed with the Securities and Exchange Commission as Exhibit 10.50 to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

There is no arrangement or understanding between Mr. Ranhoff and any other person pursuant to which Mr. Ranhoff was selected as Chief Commercial Officer. Mr. Ranhoff has no family relationships with any of Enphase’s directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The above description of Mr. Ranhoff’s offer letter is not complete and is qualified in its entirety by reference to the offer letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Offer letter between Mr. Ranhoff and the Company, dated October 25, 2017 and effective as of December 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 5, 2017	ENPHASE ENERGY, INC.
		By:	/s/ Humberto Garcia
Humberto Garcia
Vice President and Chief Financial Officer